UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 16, 2011

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 16, 2011, the Company announced the departure of Michael J. Borman as President and Chief Executive Officer and member of the Board of Directors, effective immediately. The Company also announced that Gregory S. Clark has been appointed President and Chief Executive Officer, with an expected start date on or before September 12, 2011. During the period prior to Mr. Clark’s commencement of employment, Carol G. Mills, a current member of the Company’s Board of Directors, will serve as interim CEO.

Mr. Clark, age 46, will be appointed to the Company’s Board of Directors, effective upon the commencement of his employment. Mr. Clark served as Chief Executive Officer of Mincom, a leading global provider of software and services to asset-intensive industries, from May 2008 until its acquisition by ABB on July 29, 2011. Prior to Mincom, he served as President and Chief Executive Officer of E2open, a leader in ERP-agnostic global supply chain integration from early 2003 to May 2008, and served as Chief Technology Officer of E2open from its inception in 2001 until early 2003. Earlier in his career, Mr. Clark was the IBM Distinguished Engineer responsible for IBM’s security technology and served as a vice president at IBM’s Tivoli Systems, Inc. Before joining IBM, he founded the security software firm, Dascom, Inc., which was sold to IBM Corporation in 1999. Mr. Clark previously held senior roles with AT&T UNIX System Laboratories and Stallion Technologies. Mr. Clark holds a BS degree in Physics from Griffith University in Brisbane, Australia.

Pursuant to the terms of Mr. Clark’s at-will offer letter, which will be effective upon his commencement of employment, he will receive the following compensation and benefits:

•	An initial annual base salary of $500,000.

•	Target bonus under the Company’s Bonus Plan for Fiscal 2012 equal to 100% of his base salary.

•

The Company will recommend Mr. Clark for a non-qualified option to purchase 300,000 shares of the Company’s Common Stock. The exercise price per share will be equal to the fair market value per share on the date the option is granted, which will be the third Thursday of September 2011. The option will vest over four years, with 25% vesting after 12 months of service and the balance vesting monthly thereafter. This award will be subject to applicable NASDAQ rules on inducement awards.

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The Company will recommend Mr. Clark for an award of 100,000 restricted stock units (“RSUs”). The RSUs will vest over four years, with 25% vesting after 12 months of service and the balance vesting quarterly thereafter. This award will be subject to applicable NASDAQ rules on inducement awards.

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Eligibility for benefits under the Company’s CEO Change in Control Severance Agreement, which provides that, in the event of his termination without Cause or his termination for Good Reason (each as defined in the agreement) within two months prior to or 18 months after a Change in Control (a “Change in Control Period”), and contingent upon his execution of a release, Mr. Clark will receive (1) payment of an amount equal to 150% of his annual base salary plus his annual target incentive compensation in a single lump sum; (2) payment or reimbursement of health benefit continuation coverage under COBRA or otherwise from the termination date through the earlier of (A) 18 months following the termination date or (B) the date he becomes eligible for health benefits with another employer; and (3) that all of his unvested equity awards shall become fully vested.

•

Eligibility for benefits under the Company’s Executive Separation Policy in the event of a termination without Cause or upon his termination for Good Reason (each as defined in the Executive Separation Policy) outside of a Change in Control Period, contingent on his execution of a release, except that his “Separation Payment” under the Executive Separation Policy shall include in addition to the amounts set forth in the publicly filed Executive Separation Policy: (a) acceleration of the lesser of (i) 25,000 RSUs and 75,000 option shares, or (ii) all unvested equity awards made in connection with his initial employment; and (b) a prorated portion of his target incentive compensation for the period in which his employment terminates.

While Mr. Clark remains an employee of the Company, to the extent consistent with the exercise of its fiduciary duties, the Company’s Board of Directors will recommend to the Company’s stockholders that he be elected to serve as a member of the Board of Directors. Mr. Clark will be appointed to the Board of Directors to fill a vacancy when he commences employment with the Company.

Ms. Mills, age 58, presently serves on the Company’s Board of Directors. In connection with her appointment as interim CEO, Ms. Mills resigned her position on the Company’s Compensation Committee. Ms. Mills served as Executive Vice President and General Manager, Infrastructure Products Group, of Juniper Networks, Inc., a provider of networking and security solutions, from November 2004 until February 2006. Prior to joining Juniper Networks, Ms. Mills was an independent consultant from 2003 until November 2004. From July 1998 to 2002, Ms. Mills was the President and Chief Executive Officer of Acta Technology, Inc., an enterprise software company that was acquired by Business Objects in late 2002. Earlier in her career she served as an executive at Hewlett Packard Company. Ms. Mills holds a M.B.A. from Harvard Business School and an A.B. in Economics from Smith College.

The foregoing descriptions of Mr. Clark’s offer letter agreement and Mr. Clark’s CEO Change in Control Severance Agreement are qualified in their entirety by reference to the terms of such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This document contains certain “forward-looking statements” about the Company within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. Except as required by law, the Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the” Risk Factors” section of the SEC filings of the Company, including, but not limited to, the annual report on Form 10-K, as amended, and quarterly reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Offer Letter Agreement by and between Blue Coat Systems, Inc. and Gregory S. Clark, dated August 10, 2011.

10.2	CEO Change in Control Severance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: August 16, 2011	By:	/s/ Gordon C. Brooks
Gordon C. Brooks Senior Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Offer Letter Agreement by and between Blue Coat Systems, Inc. and Gregory S. Clark, dated August 10, 2011.

10.2	CEO Change in Control Severance Agreement.